EXHIBIT 4.4.3

Supplemental Agreement No. 4

to

Purchase Agreement No. 3194

between

The Boeing Company

and

LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.)

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of August 09 , 2012 (“Supplement Agreement Number 4” or “S.A. 4”), by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called “Boeing”) and LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.), a Chilean corporation (hereinafter called “Customer”).

W I T N E S S E T H:

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3194, dated as of July 3, 2007 relating to purchase and sale of Boeing Model 777-FREIGHTER aircraft (Aircraft) which agreement, including all tables, exhibits, supplemental exhibits and specifications thereto, together with all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement and as such purchase agreement may be amended or supplemented from time to time (the “Purchase Agreement”);

WHEREAS, Customer and Boeing have agreed to incorporate the Exhibit A to reflect the configuration of the Aircraft;

AGREEMENT:

NOW THEREFORE, and in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Revision of Table of Contents and Aircraft Information Table to the Purchase Agreement:

1.1	Table of Contents: The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, attached hereto as Exhibit 1.

1.2	Table 1, “Aircraft Delivery, Description, Price and Advance Payments” to the Purchase Agreement is deleted in its entirety and replaced by a new Table 1 to reflect the incorporation of Exhibit A and is attached hereto as Exhibit 2.

1.3	Table 2, “Aircraft Delivery, Description, Price and Advance Payments” to the Purchase Agreement is deleted in its entirety and replaced by a new Table 2 to reflect the incorporation of Exhibit A and is attached hereto as Exhibit 2.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3194	Page 1	SA-4

2. Exhibit A “777 Freighter Aircraft Configuration”.

Exhibit A cover letter and Ex.hibit A to the Purchase Agreement are deleted in their entirety and replaced by a new Exhibit A cover letter and a new Exhibit A to the Purchase Agreement to reflect the incorporation of Exhibit A and are attached hereto as Exhibit 3.

3. Schedule of Advance Payments.

In accordance with Letter Agreement 6-1162-ILK-0276 entitled “Special Matters Relating to Advance Payment Requirements” Customer has selected the [***] Letter Agreement 6-1162-ILK-0276.

4. Payment Due at Effective Date of this Supplemental Agreement.

As a consequence of the implementation of this SA-4, [***] Customer to Boeing and shall be payable upon execution of this SA-4 by the parties.

5. Confidentiality. Boeing and Customer understand that the commercial and financial information contained in this Purchase Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Purchase Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Purchase Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 8 of the Special Matters Letter, Customer will not disclose this Purchase Agreement for purposes of financing payments without the prior written consent of

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3194	Page 2	SA-4

Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement will be deemed to be amended to the extent provided herein and as amended shall in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	LATAM AIRLINES GROUP S.A .
formally known as LAN AIRLINES S.A.

By:	By:

Its:	Its:

By:

Its:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3194	Page 3	SA-4

TABLE OF CONTENTS

SA NUMBER
ARTICLES
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE
1	777-FREIGHTER Aircraft Information Table 1	SA-4
SA-4
2	777-FREIGHTER Aircraft Information Table 2

EXHIBIT
A.	777-FREIGHTER Aircraft Configuration	SA-4

B.	Aircraft Delivery Requirements & Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe & Optional Features
AE2	Escalation Adjustment/Airframe & Optional Features	SA-2
BFE1	Buyer Furnished Equipment Variables	SA-3
CS1	Customer Support Document
EE1	Engine Escalation And Engine Warranty
SLP1	Service Life Policy Components

LETTER AGREEMENTS
3194-01	777 Spare Parts Initial Provisioning
3194-02	Open Configuration Matters
3194-03	Seller Purchased Equipment

RESTRICTED LETTER AGREEMENTS
6-1162-ILK-0270R2	Special Matters	SA-2
6-1162-ILK-0271	AGTA Terms Revisions
6-1162-ILK-0272	Promotional Support (First of Minor Model)	SA-2,
Art. 5.2
6-1162-ILK-0273	EULA Special Matters
6-1162-ILK-0274	Performance Guarantees
6-1162-ILK-0275	Liquidated Damages
6-1162-ILK-0277	777-FREIGHTER Performance Retention Commitment	SA-2,
Art. 5.3

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3194	Page i	Exhibit 1 to SA-4

RESTRICTED LETTER AGREEMENTS (Continued)

6-1162-ILK-0276	Special Matters Relating to Advance Payments Requirements
6-1162-KSW-6454R2	Option Aircraft	SA-3
LA-1002327	Aircraft Performance Guarantees for Table 2 Aircraft	SA-2

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3194	Page ii	Exhibit 1 to SA-4

Table 1 To

Purchase Agreement No. Pa-3194

Aircraft Delivery, Description, Price And Advance Payments

Airframe	777-Freighter	766000 pounds	Detail Specifications	D019W007OLAN7F01 (3/20/2012)
Model/MTOW:
Engine Model/Thrust:	GE90-110BIL	110100 pounds	Airframe Price Base Year/Escalation [***] ECI-MFG/CPI Formula:
Airframe Price:		[***]	Engine Price Base Year/Escalation N/A N/A Formula:
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI): [***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI): [***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]

Deposit per Aircraft:		$230,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer’s Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	[***]
					[***]	[***]	[***]	[***]
Aug-2012	1	[***]	38091	[***]	[***]	[***]	[***]	[***]
Total:	1

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

60367-1F.TXT	Page 1

Table 2 To

Purchase Agreement No.PA-3194

Aircraft Delivery, Description, Price and Advance Payments

Airframe	777-Freighter	766000 pounds	Detail Specifications	D019W007-NEW (7/24/2006)
Model/MTOW:
Engine Model/Thrust:	GE90-110BIL	110100 pounds	Airframe Price Base Year/Escalation [***] ECI-MFG/CPI Formula:
Airframe Price:		[***]	Engine Price Base Year/Escalation N/A N/A Formula:
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI): [***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI): [***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]

Deposit per Aircraft:		$750,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer’s Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	[***]
					[***]	[***]	[***]	[***]
Oct-2012	1	[***]	41518	[***]	[***]	[***]	[***]	[***]
Total:	1

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

60367-1F.TXT	Page 1

AIRCRAFT CONFIGURATION

Between

THE BOEING COMPANY

and

LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.)

Exhibit A to Purchase Agreement Number 3194

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. 3194	A	SA-4

Exhibit A to

Purchase Agreement No. 3194

AIRCRAFT CONFIGURATION

Dated August , 2012

relating to

BOEING MODEL 777-FREIGHTER AIRCRAFT

The detail specification is Boeing Detail Specification DO19W007LAN7F-1, was released on July 25, 2012. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing 777 Freighter Configuration Specification DO19T007 Revision E dated as of August 31, 2011 as amended to incorporate this Exhibit A Configuration Specification as of the date stated above, which incorporates the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW).

The Aircraft Basic Price reflects and includes all features and characteristics contained in the Configuration Specification, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. 3194	A	SA-4

Exhibit A

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A.3194	Page 1

Exhibit A

CR	Title	[***]	[***]
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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A.3194	Page 2

Exhibit A

CR	Title	[***]	[***]
[***]	[***]	[***]	[***]
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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A.3194	Page 3

Exhibit A

CR	Title		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A.3194	Page 4